Supplement Dated December 15, 2014
To The Prospectuses Dated April 28, 2014 For

PERSPECTIVE II®
PERSPECTIVE L SERIESSM
Issued By
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

The following changes to the prospectus are effective January 12, 2015:

► For Contracts purchased on or after January 12, 2015, the LifeGuard Freedom Flex DB is available for election at issue with the Income Stream Level 1, Income Stream Level 2, or Income Stream Level 3 GAWA% Table. The Income Stream Level 4 and Income Stream Level 5 GAWA% Tables remain unavailable if the LifeGuard Freedom Flex DB is elected.

► For Contracts purchased on or after January 12, 2015, the following Guaranteed Minimum Withdrawal Benefits (GMWBs) are only available for election at the time the Contract is issued and may not be added to the Contract after the Contract's Issue Date:

•	AutoGuard 5
•	LifeGuard Freedom 6 Net
•	LifeGuard Freedom 6 Net with Joint Option
•	LifeGuard Freedom Flex GMWB
•	LifeGuard Freedom Flex with Joint Option GMWB

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(To be used with JMV7697 04/14, VC5890ML 04/14, JMV9476 04/14, JMV9476ML 04/14, JMV9476WF 04/14 and JMV9476L 04/14)

JMV14341 12/14